Exhibit 10.11

INDEMNITY AGREEMENT

This Indemnity Agreement (the “Agreement”), dated as of March 6, 2015, is entered into by and among Zeta Acquisition Corp. III, a Delaware corporation (“Zeta”), Kura Oncology, Inc., a Delaware corporation (“Kura” and together with Zeta, the “Companies”), and Matthew P. Kinley (the “Indemnitee”).

W I T N E S S E T H:

WHEREAS, Indemnitee is a director on the board of directors of Zeta (the “Board of Directors”) and/or an officer of Zeta and in such capacity(ies) is performing valuable services for Zeta; and

WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of Zeta on the condition that he be indemnified as herein provided; and

WHEREAS, it is intended that Indemnitee shall be paid promptly by the Companies all amounts necessary to effectuate in full the indemnity provided herein.

NOW, THEREFORE, in consideration of the premises and the covenants in this Agreement, and of Indemnitee and the Companies intending to be legally bound hereby, the parties hereto agree as follows:

1. Services by Indemnitee. Indemnitee agrees to serve as director or officer of Zeta, or both, so long as Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the Certificate of Incorporation and bylaws of Zeta, and until such time as Indemnitee resigns or fails to stand for election or is removed from Indemnitee’s positions. Indemnitee may from time to time also perform other services at the request or for the convenience of, or otherwise benefiting Zeta.

2. Indemnification. Subject to the limitations set forth herein and in Section 6 hereof, the Companies hereby agree to indemnify Indemnitee as follows:

The Companies shall, with respect to any Proceeding (as hereinafter defined) associated with Indemnitee acting in his official capacity as officer and director of Zeta relating to (i) the consideration, approval or consummation of the Transaction Documents (defined below) and (ii) to the extent applicable, in his official capacity as a director of Zeta following the Effective Time (as defined in the Merger Agreement) of the merger transaction contemplated by that certain Agreement and Plan of Merger dated 6, 2015, by and among Zeta, Kura and Kura Operations, Inc. (the “Merger Agreement”), in compliance with Section 14(f) of the Exchange Act of 1934, as amended and Rule 14f-1 promulgated thereunder, indemnify Indemnitee to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware (the “DGCL”) and the Certificate of Incorporation of Zeta in effect on the date hereof or as such law or Certificate of Incorporation may from time to time be amended (but, in the case of any such amendment, only to the extent such amendment permits Zeta to provide broader indemnification rights than the law or Certificate of Incorporation permitted Zeta to provide before such amendment). Notwithstanding the foregoing, the Companies shall not be required to indemnify Indemnitee for acts or omissions of Indemnitee constituting fraud, bad faith, gross negligence or intentional misconduct. The right to indemnification conferred herein and in the Certificate of Incorporation shall be presumed to have been relied upon by Indemnitee in serving or continuing to serve Zeta and shall be enforceable as a contract right. Without in any way diminishing the scope of the indemnification provided by this Section 2, the Companies will indemnify Indemnitee against Expenses (as hereinafter defined) and Liabilities (as hereinafter defined) actually and reasonably incurred by Indemnitee or on their behalves in connection with the investigation, defense, settlement or appeal of such Proceeding. In addition to, and not as a limitation of, the foregoing, the rights of indemnification of Indemnitee provided under this Agreement shall include those rights set forth in Section 8 below. Notwithstanding the foregoing, the Companies shall be required to indemnify Indemnitee in connection with a Proceeding commenced by Indemnitee (other than a Proceeding commenced by Indemnitee to enforce Indemnitee’s rights under this Agreement) only if the commencement of such Proceeding was authorized by the Board of Directors. Notwithstanding anything to the contrary contained herein, the Companies shall have no obligation to indemnify the Indemnitee to the extent such indemnification would not be permitted under Section 145 of the DGCL or Zeta’s Certificate of Incorporation in effect on the date hereof.

3. Presumptions and Effect of Certain Proceedings. Upon making a request for indemnification, Indemnitee shall be presumed to be entitled to indemnification under this Agreement and the Companies shall have the burden of proof to overcome that presumption in reaching any contrary determination. The termination of any Proceeding by judgment, order, settlement, arbitration award or conviction, or upon a plea of nolo contendere or its equivalent shall not affect this presumption or, except as determined by a judgment or other final adjudication adverse to Indemnitee, establish a presumption with regard to any factual matter relevant to determining Indemnitee’s rights to indemnification hereunder. If the person or persons so empowered to make a determination pursuant to Section 5 hereof shall have failed to make the requested determination within ninety (90) days after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, or other disposition or partial disposition of any Proceeding or any other event that could enable the Companies to determine Indemnitee’s entitlement to indemnification, the requisite determination that Indemnitee is entitled to indemnification shall be deemed to have been made.

4. Advancement of Expenses. To the extent not prohibited by law, the Companies shall advance the Expenses or Liabilities incurred by Indemnitee in connection with any Proceeding, and such advancement shall be made within twenty (20) days after the receipt by the Companies of a statement or statements requesting such advances (which shall include invoices received by Indemnitee in connection with such Expenses or Liabilities but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditures made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice) and upon request of the Companies, an undertaking to repay the advancement of Expenses or Liabilities if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that Indemnitee is not entitled to be indemnified by the Companies. Advances shall be unsecured, interest free and without regard to Indemnitee’s ability to repay the expenses. Advances shall include any and all Expenses and/or Liabilities actually and reasonably incurred by Indemnitee pursuing an action to enforce Indemnitee’s right to indemnification under this Agreement, or otherwise and this right of advancement, including Expenses and/or Liabilities incurred preparing and forwarding statements to the Company to support the advances claimed. Indemnitee acknowledges that the execution and delivery of this Agreement shall constitute an undertaking providing that Indemnitee shall, to the fullest extent required by law, repay the advance if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that Indemnitee is not entitled to be indemnified by the Company. The right to advances under this Section shall continue until final disposition of any proceeding, including any appeal therein. This Section 4 shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 15(d)(ii).

5. Procedure for Determination of Entitlement to Indemnification.

(a) Whenever Indemnitee believes that Indemnitee is entitled to indemnification pursuant to this Agreement, Indemnitee shall submit a written request for indemnification or advancement of expenses to the Companies. Any request for indemnification or advancement of expenses shall include sufficient documentation or information reasonably available to Indemnitee for the determination of entitlement to indemnification or advancement of expenses. In any event, Indemnitee shall submit Indemnitee’s claim for indemnification or advancement of expenses within a reasonable time, not to exceed ninety (90) days after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, or final termination, whichever is the later date for which Indemnitee requests indemnification.

(b) Independent Legal Counsel (as hereinafter defined) shall determine whether Indemnitee is entitled to indemnification or advancement of expenses. Determination of Indemnitee’s entitlement to indemnification or advancement of expenses shall be made not later than ninety (90) days after the Companies’ receipt of Indemnitee’s written request for such indemnification or advancement of expenses, provided that any request for indemnification or advancement of expenses for Liabilities, other than amounts paid in settlement, shall have been made after a determination thereof in a Proceeding.

6. Specific Limitations on Indemnification. Notwithstanding anything in this Agreement to the contrary, the Companies shall not be obligated under this Agreement to make any payment to Indemnitee with respect to any Proceeding:

(a) To the extent that payment is actually made to Indemnitee under any insurance policy, or is made to Indemnitee by either of the Companies or affiliates otherwise than pursuant to this Agreement. Notwithstanding the availability of such insurance, Indemnitee also may claim indemnification from the Companies pursuant to this Agreement by assigning to the Companies any claims under such insurance to the extent Indemnitee is paid by the Companies;

(b) For Liabilities in connection with Proceedings settled without the Companies’ consent, which consent, however, shall not be unreasonably withheld;

(c) In no event shall the Companies be liable to pay the fees and disbursements of more than one counsel in any single Proceeding except to the extent that, in the opinion of counsel of the Indemnitee, the Indemnitee has conflicting interests in the outcome of such

Proceeding; or

(d) To the extent it would be otherwise prohibited by law, if so established by a judgment or other final adjudication adverse to Indemnitee.

7. Fees and Expenses of Independent Legal Counsel. The Companies agree to pay the reasonable fees and expenses of Independent Legal Counsel and to fully indemnify such Independent Legal Counsel against any and all expenses and losses incurred by any of them arising out of or relating to this Agreement or their engagement pursuant hereto.

8. Remedies of Indemnitee.

(a) In the event that (i) a determination pursuant to Section 5 hereof is made that Indemnitee is not entitled to indemnification, (ii) payment has not been timely made following a determination of entitlement to indemnification pursuant to this Agreement, or (iii) Indemnitee otherwise seeks enforcement of this Agreement, Indemnitee shall be entitled to a final adjudication in a court of competent jurisdiction in the State of California of the remedy sought.

(b) If a determination that Indemnitee is entitled to indemnification has been made pursuant to Section 5 hereof, or is deemed to have been made pursuant to Section 5 hereof or otherwise pursuant to the terms of this Agreement, the Companies shall be bound by such determination in the absence of a misrepresentation or omission of a material fact by Indemnitee in connection with such determination.

(c) The Companies shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Companies shall stipulate in any such court or before any such arbitrator that the Companies are bound by all the provisions of this Agreement and are precluded from making any assertion to the contrary.

(d) Expenses reasonably incurred by Indemnitee in connection with Indemnitee’s request for indemnification under, seeking enforcement of or to recover damages for breach of this Agreement shall be borne by the Companies when and as incurred by Indemnitee, to the extent it is determined that Indemnitee is entitled to indemnification hereunder.

9. Contribution. To the fullest extent permissible under applicable law, in the event the Companies are obligated to indemnify Indemnitee under this Agreement and the indemnification provided for herein is unavailable to Indemnitee for any reason whatsoever, the Companies, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Companies and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Companies (and their respective directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

10. Modification, Waiver, Termination and Cancellation. No supplement, modification, termination, cancellation or amendment of this Agreement shall be binding unless executed in writing by all of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

11. Subrogation. In the event of payment under this Agreement, the Companies shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Companies effectively to bring suit to enforce such rights.

12. Notice by Indemnitee and Defense of Claim. Indemnitee shall promptly notify the Companies in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter, whether civil, criminal, administrative or investigative, but the omission so to notify the Companies will not relieve it from any liability that it may have to Indemnitee if such omission does not prejudice the Companies’ rights. If such omission does prejudice the Companies’ rights, the Companies will be relieved from liability only to the extent of such prejudice; nor will such omission relieve the Companies from any liability that they may have to Indemnitee otherwise than under this Agreement.

13. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

(a)	If to Zeta:	Zeta Acquisition Corp. III
c/o Equity Dynamics Inc.
666 Walnut Street
Suite 2116
Des Moines, IA 50309
Telephone: (515) 244-5746
Attn: Matthew P. Kinley

(b)	If to Kura:	Kura Oncology, Inc.
11119 North Torrey Pines Road
Suite 125
La Jolla, CA 92037
Telephone: (858) 500-8800
Attn: Troy Wilson, President and Chief
Executive Officer

(c)	If to Indemnitee:	John Pappajohn
c/o Equity Dynamics Inc.
666 Walnut Street
Suite 2116
Des Moines, IA 50309
Telephone: (515) 244-5746

or to such other address as may have been furnished to Indemnitee by the Companies or to the Companies by Indemnitee, as the case may be.

14. Non-exclusivity. The rights of Indemnitee hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under applicable law, the Companies’ Certificates of Incorporation or bylaws, or any agreements, vote of stockholders, resolution of the Boards of Directors or otherwise.

15. Certain Definitions.

(a) “Expenses” shall include all direct and indirect costs (including, without limitation, attorneys’ fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, all other disbursements or out-of-pocket expenses) actually and reasonably incurred in connection with either the investigation, defense, settlement or appeal of a Proceeding or establishing or enforcing a right to indemnification under this Agreement, applicable law or otherwise; provided, however, that “Expenses” shall not include any Liabilities.

(b) “Independent Legal Counsel” shall mean a law firm or a member of a firm selected by the Companies and approved by Indemnitee (which approval shall not be unreasonably withheld). Notwithstanding the foregoing, the term “Independent Legal Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Companies or Indemnitee in an action to determine Indemnitee’s right to indemnification under this Agreement.

(c) “Liabilities” shall mean liabilities of any type whatsoever including, but not limited to, any judgments, fines, ERISA excise taxes and penalties, penalties and amounts paid in settlement (including all interest assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement) of any Proceeding.

(d) “Proceeding” shall mean any threatened, pending or completed action, claim, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, that (i) is associated with Indemnitee’s actions as an officer and/or director of Zeta relating to the approval of or consummation of the transactions contemplated by the Transaction Documents, absent fraud, bad faith, gross negligence or intentional misconduct, including any action brought by or in the right of Zeta or Kura, and (ii) is not initiated or brought by one or more of the Indemnitee.

(e) “Transaction Documents” shall collectively mean (1) that certain Agreement and Plan of Merger, dated March 6, 2015, by and among Kura, Zeta and Merger Sub, (2) that certain Common Stock Purchase Agreement, dated March 6, 2015, by and among Kura, each person listed on Schedule I attached thereto (the “Investors”), and Zeta, but only for purposes of assuming all of Kura’s rights, duties and obligations pursuant to Section 11 thereof, and (3) that certain Registration Rights Agreement, dated March 6, 2015, by and among Kura, the Investors, the existing stockholders of Kura, and Zeta, but only for purposes of assuming all of Kura’s rights, duties and obligations pursuant to Section 8 thereof.

16. Binding Effect; Duration and Scope of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Companies), spouses, heirs and personal and legal representatives. This Agreement shall continue in effect for two (2) years subsequent to the date of this Agreement, regardless of whether Indemnitee continues to serve as director or an officer of Zeta.

17. Severability. If any provision or provisions of this Agreement (or any portion thereof) shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

(a) the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby; and

(b) to the fullest extent legally possible, the provisions of this Agreement shall be construed so as to give effect to the intent of any provision held invalid, illegal or unenforceable.

18. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within the State of Delaware, without regard to conflict of laws rules.

19. Consent to Jurisdiction. The Companies and Indemnitee each irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or Proceeding that arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of California.

20. Entire Agreement. This Agreement represents the entire agreement between the parties hereto, and there are no other agreements, contracts or understandings between the parties hereto with respect to the subject matter of this Agreement.

21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile or email of a PDF, which facsimile or PDF shall be deemed to be, and utilized in all respects as, an original, wet-inked document.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

ZETA ACQUISITION CORP. III

By:	/s/ John Pappajohn
Name:	John Pappajohn
Its:	President

KURA ONCOLOGY, INC.

By:	/s/ Troy Wilson
Name:	Troy Wilson
Its:	President, Chief Executive Officer, and Director

INDEMNITEE

/s/ Matthew P. Kinley
MATTHEW P. KINLEY

[Signature Page to Indemnity Agreement]

INDEMNITY AGREEMENT

This Indemnity Agreement (the “Agreement”), dated as of March 6, 2015, is entered into by and among Zeta Acquisition Corp. III, a Delaware corporation (“Zeta”), Kura Oncology, Inc., a Delaware corporation (“Kura” and together with Zeta, the “Companies”), and John Pappajohn (the “Indemnitee”).

W I T N E S S E T H:

WHEREAS, Indemnitee is a director on the board of directors of Zeta (the “Board of Directors”) and/or an officer of Zeta and in such capacity(ies) is performing valuable services for Zeta; and

WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of Zeta on the condition that he be indemnified as herein provided; and

WHEREAS, it is intended that Indemnitee shall be paid promptly by the Companies all amounts necessary to effectuate in full the indemnity provided herein.

NOW, THEREFORE, in consideration of the premises and the covenants in this Agreement, and of Indemnitee and the Companies intending to be legally bound hereby, the parties hereto agree as follows:

1. Services by Indemnitee. Indemnitee agrees to serve as director or officer of Zeta, or both, so long as Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the Certificate of Incorporation and bylaws of Zeta, and until such time as Indemnitee resigns or fails to stand for election or is removed from Indemnitee’s positions. Indemnitee may from time to time also perform other services at the request or for the convenience of, or otherwise benefiting Zeta.

2. Indemnification. Subject to the limitations set forth herein and in Section 6 hereof, the Companies hereby agree to indemnify Indemnitee as follows:

The Companies shall, with respect to any Proceeding (as hereinafter defined) associated with Indemnitee acting in his official capacity as officer and director of Zeta relating to (i) the consideration, approval or consummation of the Transaction Documents (defined below) and (ii) to the extent applicable, in his official capacity as a director of Zeta following the Effective Time (as defined in the Merger Agreement) of the merger transaction contemplated by that certain Agreement and Plan of Merger dated 6, 2015, by and among Zeta, Kura and Kura Operations, Inc. (the “Merger Agreement”), in compliance with Section 14(f) of the Exchange Act of 1934, as amended and Rule 14f-1 promulgated thereunder, indemnify Indemnitee to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware (the “DGCL”) and the Certificate of Incorporation of Zeta in effect on the date hereof or as such law or Certificate of Incorporation may from time to time be amended (but, in the case of any such amendment, only to the extent such amendment permits Zeta to provide broader indemnification rights than the law or Certificate of Incorporation permitted Zeta to provide before such amendment). Notwithstanding the foregoing, the Companies shall not be required to indemnify Indemnitee for acts or omissions of Indemnitee constituting fraud, bad faith, gross negligence or intentional misconduct. The right to indemnification conferred herein and in the Certificate of Incorporation shall be presumed to have been relied upon by Indemnitee in serving or continuing to serve Zeta and shall be enforceable as a contract right. Without in any way diminishing the scope of the indemnification provided by this Section 2, the Companies will indemnify Indemnitee against Expenses (as hereinafter defined) and Liabilities (as hereinafter defined) actually and reasonably incurred by Indemnitee or on their behalves in connection with the investigation, defense, settlement or appeal of such Proceeding. In addition to, and not as a limitation of, the foregoing, the rights of indemnification of Indemnitee provided under this Agreement shall include those rights set forth in Section 8 below. Notwithstanding the foregoing, the Companies shall be required to indemnify Indemnitee in connection with a Proceeding commenced by Indemnitee (other than a Proceeding commenced by Indemnitee to enforce Indemnitee’s rights under this Agreement) only if the commencement of such Proceeding was authorized by the Board of Directors. Notwithstanding anything to the contrary contained herein, the Companies shall have no obligation to indemnify the Indemnitee to the extent such indemnification would not be permitted under Section 145 of the DGCL or Zeta’s Certificate of Incorporation in effect on the date hereof.

3. Presumptions and Effect of Certain Proceedings. Upon making a request for indemnification, Indemnitee shall be presumed to be entitled to indemnification under this Agreement and the Companies shall have the burden of proof to overcome that presumption in reaching any contrary determination. The termination of any Proceeding by judgment, order, settlement, arbitration award or conviction, or upon a plea of nolo contendere or its equivalent shall not affect this presumption or, except as determined by a judgment or other final adjudication adverse to Indemnitee, establish a presumption with regard to any factual matter relevant to determining Indemnitee’s rights to indemnification hereunder. If the person or persons so empowered to make a determination pursuant to Section 5 hereof shall have failed to make the requested determination within ninety (90) days after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, or other disposition or partial disposition of any Proceeding or any other event that could enable the Companies to determine Indemnitee’s entitlement to indemnification, the requisite determination that Indemnitee is entitled to indemnification shall be deemed to have been made.

4. Advancement of Expenses. To the extent not prohibited by law, the Companies shall advance the Expenses or Liabilities incurred by Indemnitee in connection with any Proceeding, and such advancement shall be made within twenty (20) days after the receipt by the Companies of a statement or statements requesting such advances (which shall include invoices received by Indemnitee in connection with such Expenses or Liabilities but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditures made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice) and upon request of the Companies, an undertaking to repay the advancement of Expenses or Liabilities if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that Indemnitee is not entitled to be indemnified by the Companies. Advances shall be unsecured, interest free and without regard to Indemnitee’s ability to repay the expenses. Advances shall include any and all Expenses and/or Liabilities actually and reasonably incurred by Indemnitee pursuing an action to enforce Indemnitee’s right to indemnification under this Agreement, or otherwise and this right of advancement, including Expenses and/or Liabilities incurred preparing and forwarding statements to the Company to support the advances claimed. Indemnitee acknowledges that the execution and delivery of this Agreement shall constitute an undertaking providing that Indemnitee shall, to the fullest extent required by law, repay the advance if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that Indemnitee is not entitled to be indemnified by the Company. The right to advances under this Section shall continue until final disposition of any proceeding, including any appeal therein. This Section 4 shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 15(d)(ii).

5. Procedure for Determination of Entitlement to Indemnification.

(a) Whenever Indemnitee believes that Indemnitee is entitled to indemnification pursuant to this Agreement, Indemnitee shall submit a written request for indemnification or advancement of expenses to the Companies. Any request for indemnification or advancement of expenses shall include sufficient documentation or information reasonably available to Indemnitee for the determination of entitlement to indemnification or advancement of expenses. In any event, Indemnitee shall submit Indemnitee’s claim for indemnification or advancement of expenses within a reasonable time, not to exceed ninety (90) days after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, or final termination, whichever is the later date for which Indemnitee requests indemnification.

(b) Independent Legal Counsel (as hereinafter defined) shall determine whether Indemnitee is entitled to indemnification or advancement of expenses. Determination of Indemnitee’s entitlement to indemnification or advancement of expenses shall be made not later than ninety (90) days after the Companies’ receipt of Indemnitee’s written request for such indemnification or advancement of expenses, provided that any request for indemnification or advancement of expenses for Liabilities, other than amounts paid in settlement, shall have been made after a determination thereof in a Proceeding.

6. Specific Limitations on Indemnification. Notwithstanding anything in this Agreement to the contrary, the Companies shall not be obligated under this Agreement to make any payment to Indemnitee with respect to any Proceeding:

(a) To the extent that payment is actually made to Indemnitee under any insurance policy, or is made to Indemnitee by either of the Companies or affiliates otherwise than pursuant to this Agreement. Notwithstanding the availability of such insurance, Indemnitee also may claim indemnification from the Companies pursuant to this Agreement by assigning to the Companies any claims under such insurance to the extent Indemnitee is paid by the Companies;

(b) For Liabilities in connection with Proceedings settled without the Companies’ consent, which consent, however, shall not be unreasonably withheld;

(c) In no event shall the Companies be liable to pay the fees and disbursements of more than one counsel in any single Proceeding except to the extent that, in the opinion of counsel of the Indemnitee, the Indemnitee has conflicting interests in the outcome of such

Proceeding; or

(d) To the extent it would be otherwise prohibited by law, if so established by a judgment or other final adjudication adverse to Indemnitee.

7. Fees and Expenses of Independent Legal Counsel. The Companies agree to pay the reasonable fees and expenses of Independent Legal Counsel and to fully indemnify such Independent Legal Counsel against any and all expenses and losses incurred by any of them arising out of or relating to this Agreement or their engagement pursuant hereto.

8. Remedies of Indemnitee.

(a) In the event that (i) a determination pursuant to Section 5 hereof is made that Indemnitee is not entitled to indemnification, (ii) payment has not been timely made following a determination of entitlement to indemnification pursuant to this Agreement, or (iii) Indemnitee otherwise seeks enforcement of this Agreement, Indemnitee shall be entitled to a final adjudication in a court of competent jurisdiction in the State of California of the remedy sought.

(b) If a determination that Indemnitee is entitled to indemnification has been made pursuant to Section 5 hereof, or is deemed to have been made pursuant to Section 5 hereof or otherwise pursuant to the terms of this Agreement, the Companies shall be bound by such determination in the absence of a misrepresentation or omission of a material fact by Indemnitee in connection with such determination.

(c) The Companies shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Companies shall stipulate in any such court or before any such arbitrator that the Companies are bound by all the provisions of this Agreement and are precluded from making any assertion to the contrary.

(d) Expenses reasonably incurred by Indemnitee in connection with Indemnitee’s request for indemnification under, seeking enforcement of or to recover damages for breach of this Agreement shall be borne by the Companies when and as incurred by Indemnitee, to the extent it is determined that Indemnitee is entitled to indemnification hereunder.

9. Contribution. To the fullest extent permissible under applicable law, in the event the Companies are obligated to indemnify Indemnitee under this Agreement and the indemnification provided for herein is unavailable to Indemnitee for any reason whatsoever, the Companies, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Companies and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Companies (and their respective directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

10. Modification, Waiver, Termination and Cancellation. No supplement, modification, termination, cancellation or amendment of this Agreement shall be binding unless executed in writing by all of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

11. Subrogation. In the event of payment under this Agreement, the Companies shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Companies effectively to bring suit to enforce such rights.

12. Notice by Indemnitee and Defense of Claim. Indemnitee shall promptly notify the Companies in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter, whether civil, criminal, administrative or investigative, but the omission so to notify the Companies will not relieve it from any liability that it may have to Indemnitee if such omission does not prejudice the Companies’ rights. If such omission does prejudice the Companies’ rights, the Companies will be relieved from liability only to the extent of such prejudice; nor will such omission relieve the Companies from any liability that they may have to Indemnitee otherwise than under this Agreement.

13. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

(a)	If to Zeta:	Zeta Acquisition Corp. III
c/o Equity Dynamics Inc.
666 Walnut Street
Suite 2116
Des Moines, IA 50309
Telephone: (515) 244-5746
Attn: Matthew P. Kinley

(b)	If to Kura:	Kura Oncology, Inc.
11119 North Torrey Pines Road
Suite 125
La Jolla, CA 92037
Telephone: (858) 500-8800
Attn: Troy Wilson, President and Chief
Executive Officer

(c)	If to Indemnitee:	John Pappajohn
c/o Equity Dynamics Inc.
666 Walnut Street
Suite 2116
Des Moines, IA 50309
Telephone: (515) 244-5746

or to such other address as may have been furnished to Indemnitee by the Companies or to the Companies by Indemnitee, as the case may be.

14. Non-exclusivity. The rights of Indemnitee hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under applicable law, the Companies’ Certificates of Incorporation or bylaws, or any agreements, vote of stockholders, resolution of the Boards of Directors or otherwise.

15. Certain Definitions.

(a) “Expenses” shall include all direct and indirect costs (including, without limitation, attorneys’ fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, all other disbursements or out-of-pocket expenses) actually and reasonably incurred in connection with either the investigation, defense, settlement or appeal of a Proceeding or establishing or enforcing a right to indemnification under this Agreement, applicable law or otherwise; provided, however, that “Expenses” shall not include any Liabilities.

(b) “Independent Legal Counsel” shall mean a law firm or a member of a firm selected by the Companies and approved by Indemnitee (which approval shall not be unreasonably withheld). Notwithstanding the foregoing, the term “Independent Legal Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Companies or Indemnitee in an action to determine Indemnitee’s right to indemnification under this Agreement.

(c) “Liabilities” shall mean liabilities of any type whatsoever including, but not limited to, any judgments, fines, ERISA excise taxes and penalties, penalties and amounts paid in settlement (including all interest assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement) of any Proceeding.

(d) “Proceeding” shall mean any threatened, pending or completed action, claim, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, that (i) is associated with Indemnitee’s actions as an officer and/or director of Zeta relating to the approval of or consummation of the transactions contemplated by the Transaction Documents, absent fraud, bad faith, gross negligence or intentional misconduct, including any action brought by or in the right of Zeta or Kura, and (ii) is not initiated or brought by one or more of the Indemnitee.

(e) “Transaction Documents” shall collectively mean (1) that certain Agreement and Plan of Merger, dated March 6, 2015, by and among Kura, Zeta and Merger Sub, (2) that certain Common Stock Purchase Agreement, dated March 6, 2015, by and among Kura, each person listed on Schedule I attached thereto (the “Investors”), and Zeta, but only for purposes of assuming all of Kura’s rights, duties and obligations pursuant to Section 11 thereof, and (3) that certain Registration Rights Agreement, dated March 6, 2015, by and among Kura, the Investors, the existing stockholders of Kura, and Zeta, but only for purposes of assuming all of Kura’s rights, duties and obligations pursuant to Section 8 thereof.

16. Binding Effect; Duration and Scope of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Companies), spouses, heirs and personal and legal representatives. This Agreement shall continue in effect for two (2) years subsequent to the date of this Agreement, regardless of whether Indemnitee continues to serve as director or an officer of Zeta.

17. Severability. If any provision or provisions of this Agreement (or any portion thereof) shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

(a) the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby; and

(b) to the fullest extent legally possible, the provisions of this Agreement shall be construed so as to give effect to the intent of any provision held invalid, illegal or unenforceable.

18. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within the State of Delaware, without regard to conflict of laws rules.

19. Consent to Jurisdiction. The Companies and Indemnitee each irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or Proceeding that arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of California.

20. Entire Agreement. This Agreement represents the entire agreement between the parties hereto, and there are no other agreements, contracts or understandings between the parties hereto with respect to the subject matter of this Agreement.

21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile or email of a PDF, which facsimile or PDF shall be deemed to be, and utilized in all respects as, an original, wet-inked document.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

ZETA ACQUISITION CORP. III

By:	/s/ Matthew P. Kinley
Name:	Matthew P. Kinley
Its:	CFO

KURA ONCOLOGY, INC.

By:	/s/ Troy Wilson
Name:	Troy Wilson
Its:	President, Chief Executive Officer, and Director

INDEMNITEE

/s/ John Pappajohn
JOHN PAPPAJOHN

[Signature Page to Indemnity Agreement]